UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2026
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 E Camelback Road, Suite 220
Phoenix, Arizona 85018
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on May 13, 2026. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2026. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

As of the record date for the Annual Meeting, March 19, 2026, there were 107,450,760 shares of common stock outstanding and entitled to vote, of which the holders of 92,119,644 shares of common stock were represented in person or by proxy at the Annual Meeting.

Proposal No. 1: Stockholders elected each of the following ten nominees as members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	73,565,012	6,066,472	78,499	12,409,661
Anita Marangoly George	78,933,242	694,003	82,738	12,409,661
Lisa A. Kro	75,465,637	4,132,033	112,313	12,409,661
Curtis A. Morgan	76,892,237	2,726,046	91,700	12,409,661
William J. Post	70,855,775	8,788,759	65,449	12,409,661
Venkata “Murthy” Renduchintala	77,429,510	2,186,368	94,105	12,409,661
Paul H. Stebbins	61,656,306	17,745,590	308,087	12,409,661
Michael Sweeney	68,585,103	11,038,235	86,645	12,409,661
Mark R. Widmar	75,982,710	3,651,746	75,527	12,409,661
Norman L. Wright	73,878,468	5,698,815	132,700	12,409,661

Proposal No. 2: Stockholders ratified the appointment of PricewaterhouseCoopers LLP as First Solar, Inc.’s independent registered public accounting firm for the year ending December 31, 2026.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
79,965,380	12,029,611	124,653	—

Proposal No. 3: Stockholders approved an advisory resolution on the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
69,193,058	10,350,148	166,777	12,409,661

Proposal No. 4: Stockholders did not approve a stockholder proposal to improve shareholder ability to call for a special shareholder meeting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
34,312,260	45,149,728	247,995	12,409,661

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 15, 2026	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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